UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

100 CONSTELLATION WAY,	BALTIMORE, MARYLAND	21202
(Address of principal executive offices)		(Zip Code)

410-470-2800

(Registrant’s telephone number, including area code)

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210

2 CENTER PLAZA, 110 WEST FAYETTE STREET,	BALTIMORE, MARYLAND	21201
(Address of principal executive offices)		(Zip Code)

410-234-5000

(Registrant’s telephone number, including area code)

MARYLAND

(State of Incorporation of both registrants)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement

On April 28, 2011, Constellation Energy Group, Inc., a Maryland corporation (“Constellation”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Exelon Corporation, a Pennsylvania corporation (“Exelon”), Bolt Acquisition Corporation, a Maryland corporation and a wholly-owned subsidiary of Exelon (“Merger Sub”), and Constellation. A copy of the Merger Agreement is attached as Exhibit 2.1 to this report.

The Merger Agreement provides for the merger of Merger Sub with and into Constellation on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”), with Constellation continuing as the surviving corporation in the Merger. As a result of the Merger, Constellation will become a wholly-owned subsidiary of Exelon, and Constellation stockholders will receive shares of Exelon common stock in exchange for their Constellation common stock. At the effective time of the Merger, each share of common stock of Constellation issued and outstanding immediately prior to the effective time will be cancelled and converted into the right to receive 0.93 shares of common stock of Exelon (the “Exchange Ratio”) (other than shares that are owned by Exelon, Merger Sub or Constellation or any wholly-owned subsidiary of Exelon or Constellation). Constellation stock options and other equity awards will generally convert upon completion of the Merger into stock options and equity awards with respect to Exelon common stock, after giving effect to the Exchange Ratio.

Pursuant to the Merger Agreement, upon consummation of the Merger, Exelon will add to its Board of Directors four current Constellation directors, comprised of three independent directors and Mayo A. Shattuck III, currently Chairman of the Board of Directors, President and Chief Executive Officer of Constellation, who will become Executive Chairman of the Board of Directors of Exelon. By the end of 2012, the number of directors constituting the Board of Directors of Exelon shall be 16, including the four Constellation designees. Christopher M. Crane, currently President and Chief Operating Officer of Exelon, will become the President and Chief Executive Officer of Exelon immediately following the Merger.

Following the Merger, the headquarters of Exelon’s wholesale marketing unit, competitive energy and renewable businesses will be in Baltimore, Maryland. The headquarters of Baltimore Gas and Electric Company will remain in Baltimore, Maryland.

The consummation of the Merger is subject to the satisfaction or waiver of closing conditions applicable to both Constellation and Exelon, including, among others, the receipt of required regulatory approvals and the approval of the transaction by the stockholders of both Constellation and Exelon.

The Merger Agreement also contains customary representations, warranties and covenants of both Constellation and Exelon. These covenants include, among others, an obligation on behalf of both parties to operate their respective businesses in the ordinary course until the Merger is consummated, limitations on their right to solicit or engage in negotiations regarding alternative business combination transactions or to withdraw their support of the

Merger and that the parties use reasonable best efforts to obtain governmental and regulatory approvals. The Merger Agreement also provides for termination rights on behalf of both parties and that under specified circumstances Constellation may be required to pay Exelon a termination fee of $200 million and Exelon may be required to pay Constellation a termination fee of $800 million.

The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K to provide you with information regarding its terms. It is not intended to provide any other factual information about Constellation. The Merger Agreement contains representations and warranties that the parties thereto made to each other as of a specific date. The assertions embodied in the representations and warranties in the Merger Agreement were made solely for purposes of the Merger Agreement and the transactions and agreements contemplated thereby among the respective parties thereto and may be subject to important qualifications and limitations agreed to by the parties thereto in connection with negotiating the terms thereof. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among the parties to the Merger Agreement rather than establishing matters as facts.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

* * * * *

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation (Exelon) and Constellation Energy Group, Inc. (Constellation), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) the companies may be unable to obtain shareholder approvals required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or Constellation could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be divested; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in Exelon’s and Constellation’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 in (a) Part II, Other Information, ITEM 1A. Risk Factors, (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (3) Constellation’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Exelon will file with the SEC in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor Constellation undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.

Additional Information and Where to Find it

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Exelon intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement/prospectus and other relevant documents to be mailed by Exelon and Constellation to their respective security holders in connection with the proposed merger of Exelon and Constellation. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN

THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, Constellation and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Exelon Corporation, Investor Relations, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398, or from Constellation Energy Group, Inc., Investor Relations, 100 Constellation Way, Baltimore, MD 21202. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon, or Constellation, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Exelon, Constellation, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s directors and executive officers is available in its proxy statement filed with the SEC by Exelon on March 24, 2011 in connection with its 2011 annual meeting of shareholders, and information regarding Constellation’s directors and executive officers is available in its proxy statement filed with the SEC by Constellation on April 15, 2011 in connection with its 2011 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

* * * * *

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 28, 2011, by and among Exelon Corporation, Constellation Energy Group, Inc. and Bolt Acquisition Corporation.*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Constellation will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	April 28, 2011	/s/ Charles A. Berardesco
Charles A. Berardesco
Senior Vice President and General Counsel

BALTIMORE GAS AND ELECTRIC COMPANY
(Registrant)

Date:	April 28, 2011	/s/ Charles A. Berardesco
Charles A. Berardesco
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 28, 2011, by and among Exelon Corporation, Constellation Energy Group, Inc. and Bolt Acquisition Corporation.*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Constellation will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.